UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 23, 2026

PIMCO Global StocksPLUS® & Income Fund

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	811-21734	20-2726382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(844) 337-4626

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	PGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 23, 2026, the Board of Trustees approved a change to the Fund’s 80% investment policy. Effective August 28, 2026, the Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a global portfolio of equity and/or income-producing investments.

“Stocks” as used in the Fund’s name refers to equity securities representing an ownership interest in an issuer, including common and preferred stock, as well as depositary receipts and rights and warrants relating to such equity securities.

Income-producing investments may include income-producing Fixed Income Instrument investments, dividend-paying equity securities, derivatives on either of the foregoing, derivatives providing exposure to other types of income-producing instruments, and any other instrument or arrangement that is structured to produce income, including any derivatives position that produces income or the sale of which produces a premium payment.

Fixed Income Instrument investments include:

●	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
●	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
●	mortgage-backed and other asset-backed securities;
●	inflation-indexed bonds issued both by governments and corporations;
●	structured notes, including hybrid or “indexed” securities and event-linked bonds;
●	bank capital and trust preferred securities;
●	loans, including participations in and assignments thereof;
●	delayed draw and delayed funding loans and revolving credit facilities;
●	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
●	repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
●	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
●	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
●	obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Fund, to the extent permitted by the 1940 Act, the rules thereunder or any exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIMCO Global StocksPLUS® & Income Fund

By:	/s/ Ryan G. Leshaw
Name:	Ryan G. Leshaw
Title:	Chief Legal Officer and Secretary

Date: June 24, 2026